Exhibit 99.1

 INVESTOR PRESENTATION  AUGUST 2022

 Disclaimer  2  "Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995  This presentation contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect the current views of FinWise Bancorp (“FinWise,” “we,” “us,” or the “Company”) with respect to, among other things, future events and its financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “budget,” “goal,” “target,” “would,” “aim” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry and management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.   There are or will be important factors that could cause the Company’s actual results to differ materially from those indicated in these forward-looking statements, including, but not limited to, the following: (a) conditions relating to the Covid-19 pandemic, including the severity and duration of the associated economic slowdown either nationally or in the Company’s market areas, and the response of governmental authorities to the Covid-19 pandemic and the Company’s participation in Covid-19-related government programs such as the PPP; (b) system failure or cybersecurity breaches of the Company’s network security; (c) the success of the financial technology industry, the development and acceptance of which is subject to a high degree of uncertainty, as well as the continued evolution of the regulation of this industry; (d) the Company’s ability to keep pace with rapid technological changes in the industry or implement new technology effectively; (e) the Company’s reliance on third-party service providers for core systems support, informational website hosting, internet services, online account opening and other processing services; (f) general economic conditions, either nationally or in the Company’s market areas (including interest rate environment, government economic and monetary policies, the strength of global financial markets and inflation and deflation), that impact the financial services industry and/or the Company’s business; (g) increased competition in the financial services industry, particularly from regional and national institutions and other companies that offer banking services; (h) the Company’s ability to measure and manage its credit risk effectively and the potential deterioration of the business and economic conditions in the Company’s primary market areas; (i) the adequacy of the Company’s risk management framework; (j) the adequacy of the Company’s allowance for loan losses; (k) the financial soundness of other financial institutions; (l) new lines of business or new products and services; (m) changes in SBA rules, regulations and loan products, including specifically the Section 7(a) program, changes in SBA standard operating procedures or changes to the status of the Bank as an SBA Preferred Lender; (n) changes in the value of collateral securing the Company’s loans; (o) possible increases in the Company’s levels of nonperforming assets; (p) potential losses from loan defaults and nonperformance on loans; (q) the Company’s ability to protect its intellectual property and the risks it faces with respect to claims and litigation initiated against the Company; (r) the inability of small- and medium-sized businesses to whom the Company lends to weather adverse business conditions and repay loans; (s) the Company’s ability to implement aspects of its growth strategy and to sustain its historic rate of growth; (t) the Company’s ability to continue to originate, sell and retain loans, including through its Strategic Programs; (u) the concentration of the Company’s lending and depositor relationships through Strategic Programs in the financial technology industry generally; (v) the Company’s ability to attract additional merchants and retain and grow its existing merchant relationships; (w) interest rate risk associated with the Company’s business, including sensitivity of its interest earning assets and interest-bearing liabilities to interest rates, and the impact to its earnings from changes in interest rates; (x) the effectiveness of the Company’s internal control over financial reporting and its ability to remediate any future material weakness in its internal control over financial reporting; (y) potential exposure to fraud, negligence, computer theft and cyber-crime and other disruptions in the Company’s computer systems relating to its development and use of new technology platforms; (z) the Company’s dependence on its management team and changes in management composition; (aa) the sufficiency of the Company’s capital, including sources of capital and the extent to which it may be required to raise additional capital to meet its goals; (bb) compliance with laws and regulations, supervisory actions, the Dodd-Frank Act, the Regulatory Relief Act, capital requirements, the Bank Secrecy Act, anti-money laundering laws, predatory lending laws, and other statutes and regulations; (cc) changes in the laws, rules, regulations, interpretations or policies relating to financial institutions, accounting, tax, trade, monetary and fiscal matters; (dd) the Company’s ability to maintain a strong core deposit base or other low-cost funding sources; (ee) results of examinations of the Company by the Company’s regulators, including the possibility that its regulators may, among other things, require the Company to increase its allowance for loan losses or to write-down assets; (ff) the Company’s involvement from time to time in legal proceedings, examinations and remedial actions by regulators; (gg) further government intervention in the U.S. financial system; (hh) the ability of the Company’s Strategic Program service providers to comply with regulatory regimes, including laws and regulations applicable to consumer credit transactions, and the Company’s ability to adequately oversee and monitor its Strategic Program service providers; (ii) the Company’s ability to maintain and grow its relationships with its Strategic Program service providers; (jj) natural disasters and adverse weather, acts of terrorism, pandemics, an outbreak of hostilities or other international or domestic calamities, and other matters beyond the Company’s control; (kk) future equity and debt issuances; and (ll) other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent reports on Form 10-Q and Form 8-K.

 Disclaimer  3  Market and industry data  This presentation includes estimates regarding market and industry data. Unless otherwise indicated, information concerning our industry and the markets in which we operate, including our general expectations, market position, market opportunity, and market size, are based on our management’s knowledge and experience in the markets in which we operate, together with currently available information obtained from various sources, including publicly available information, industry reports and publications, surveys, our clients, trade and business organizations and other contacts in the markets in which we operate. Certain information is based on management estimates, which have been derived from third-party sources, as well as data from our internal research. In presenting this information, we have made certain assumptions that we believe to be reasonable based on such data and other similar sources and on our knowledge of, and our experience to date in, the markets in which we operate. While we believe the estimated market and industry data included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise.  Non-GAAP financial measures  Some of the financial measures included in this presentation are not measures of financial performance recognized by generally accepted accounting principles in the United States (“GAAP”). These non-GAAP financial measures are “tangible shareholders’ equity,” “tangible book value per share,” and “efficiency ratio.” Our management uses these non-GAAP financial measures in its analysis of our performance. We believe these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, we acknowledge that our non-GAAP financial measures have a number of limitations. As such, you should not view these measures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. A reconciliation of such non-GAAP financial measures to the most closely related GAAP financial measures is included in the Appendix to this presentation.   Trademarks  “FinWise” and its logos and other trademarks referred to and included in this presentation belong to us. Solely for convenience, we refer to our trademarks in this presentation without the ® or the ™ or symbols, but such references are not intended to indicate that we will not fully assert under applicable law our trademark rights. Other service marks, trademarks and trade names referred to in this presentation, if any, are the property of their respective owners, although for presentational convenience we may not use the ® or the ™ symbols to identify such trademarks.

 LEADERSHIP TEAM  4  Over 120 Years of Combined Banking Experience   Michael O’Brien   CCO / CRO / EVP   Javvis Jacobson   CFO / EVP  Mr. Jacobson joined the Bank in March 2015 as the Executive Vice President and Chief Financial Officer. Mr. Jacobson has over 20 years of financial services experience, including at Deloitte, where he served for several years managing audits of financial institutions. Mr. Jacobson also served for several years as the Chief Financial Officer of Beehive Credit Union.    Dawn Cannon   COO / EVP  Ms. Cannon joined the Bank in March 2020 as the Senior Operating Officer and was named Executive Vice President and Chief Operating Officer in July 2020. Ms. Cannon has over 20 years of banking experience, including serving as the Executive Vice President of Operations of EnerBank, an industrial bank that focused on lending programs similar to our POS lending program, where she was instrumental in building it from 23 to 285 full time employees and from $10 million to $1.4 billion in total assets.   Mr. O’Brien joined the Bank in September 2021 as Executive Vice President, Chief Compliance and Risk Officer and Corporate Counsel. Mr. O’Brien has over 20 years of legal, compliance and risk management experience in financial services. Mr. O’Brien also previously served as Chief Compliance Officer of EnerBank USA, a Utah industrial bank. He is currently licensed to practice law in Utah and Washington, D.C.    Kent Landvatter   CEO / President  Mr. Landvatter joined FinWise and its wholly-owned Utah state-chartered banking subsidiary, FinWise Bank (the “Bank”), in September 2010 as the President and Chief Executive Officer. Mr. Landvatter has over 40 years of financial services and banking experience, including experience with distressed banks and serving as the president of two de novo banks, Comenity Capital Bank and Goldman Sachs Bank, USA.    Jim Noone   CCO / EVP  Mr. Noone joined the Bank in February 2018 and was named Executive Vice President and Chief Credit Officer in June 2018. Mr. Noone has 20 years of financial services experience including commercial and investment banking as well as private equity. Prior to joining the Bank, Mr. Noone served as Executive Vice President of Prudent Lenders, an SBA service provider from 2012 to 2018.

 Key Investment Highlights  5  Disciplined underwriting and compliance infrastructure  Highly-profitable fintech lending model with compelling growth rates  Proprietary FinView™ Analytics Platform developed to enhance the gathering and interpretation of customer performance data  Diverse, scalable revenue stream in business lines with attractive market opportunities  Historically stable, relatively low-cost core deposits positioned to fund future growth  Seasoned management team with a proven track record  Unique bank that closely integrates with fintech lending platforms

 Exceptionally Profitable Growth  6  Total assets as of December 31, 2020, December 31, 2021, and June 30, 2022, include approximately $107.1 million, $1.1 million, and $0.7 million in PPP loans, respectively  Note: Annual period financial data represents the annual period ending December 31; we calculate our average equity for a year by dividing the sum of our total shareholder’s equity balance as of the beginning of the relevant year and at the end of the relevant year and dividing by two. Year-to-date financial data represents the six month period ended June 30, 2022. We calculate our average equity for a given reporting period by dividing (a) the sum of our total shareholder’s equity balance as of the close of business (i) at the beginning of the relevant reporting period and (ii) at the ending of the relevant reporting period, by (b) two.  As of or for the six months ended June 30, 2022   Financial Highlights1  Total Assets:  Net Income:  ROAE:  ROAA:  $366.0M  $14.9M  24.3%  8.0%

 Line of Business  2Q ‘22 Gross Revenue Contribution  Balance Sheet Strategy  Strategic Programs  77.2%  Strategic Program must have a reserve deposit account   Mostly originate to sell  Selective increase in HFI is part of long-term strategy  SBA 7(a) Lending  20.5%  Sell guaranteed portion at a premium  Expand SBA relationships to grow deposits and POS financing  Residential and Commercial Real Estate Lending  3.2%  Originate for investment  POS Lending Program  0.4%  Originate for investment  Diverse Business Lines and Revenue Streams  Note: Financial data is as of or for the quarter ending June 30, 2022. “Other”, “Change in Fair Value on investment in BFG”, and “SBA PPP” revenue not included in Revenue Contribution Breakdown.

 Total Loan Portfolio Breakdown as of June 30, 2022  Loans guaranteed by the SBA include $0.7 million in PPP loans as of June 30, 2022  8  $232.1M  Guaranteed by the SBA and Strategic Program HFS   33.7%  Rates Above  36%  Rates Below  36%

 Top-Tier Profitability  Note: According to the FDIC website, the data for all US Banks represents 5,177, 5,001, and 4,839 banks for 2019, 2020, and 2021, respectively. Annual period financial data represents the annual period ending December 31. Year-to-date financial data is as of or for the six-month period ending June 30, 2022. For ROAE and ROAA, we calculate our average assets and average equity for a given period by dividing the sum of our total asset balance or total shareholder’s equity balance, as the case may be, as of the beginning of the relevant period and at the end of the relevant period, and dividing by two  Return on Average Equity  Return on Average Assets  9

  Profitability Metrics Compare Favorably to All US Banks  Note: “Efficiency ratio” is defined as total noninterest expense divided by the sum of net interest income and noninterest income. We believe this measure is important as an indicator of productivity because it shows the amount of revenue generated for each dollar spent. Please see Appendix for non-GAAP to GAAP reconciliations. For Noninterest Income to Average Assets ratio, we calculate our average assets for a given period by dividing the sum of our total asset balance as of the beginning of the relevant period and at the end of the relevant period and dividing by two. According to the FDIC website, the data for all US Banks represents 5,177, 5,001, and 4,839 banks for 2019, 2020, and 2021, respectively. Annual period financial data represents the annual period ending December 31. Year-to-date financial data is as of or for the six-month period ending June 30, 2022.  Efficiency Ratio (Non-GAAP)  Net Interest Margin  10  Noninterest Income to Average Assets

 Uniquely Positioned for Significant Growth and Profitability  Competitive Landscape  11  Branch-Lite  P  O  P  Low-Cost Funding  P  P  O  Tech-Driven Banking Solutions  P  O  O  Proprietary Data Analytics Platform  P  O  O  Robust Underwriting & Risk Management  P  P  O  Capital Efficient Business Model  P  O  P  Nationwide Lending Platform  P  O  P  Diversified Loan Portfolio / Revenue Streams  P  O  P  Flexible and Cutting-Edge API  P  O  O  Traditional Banks  Nonbank Financial Services

 Retained Loan Portfolio Overview  Note: 2Q ‘22 financial data is as of or for the three-month period ending June 30, 2022. Loans Guaranteed by the SBA include $0.7 million of PPP loans as of June 30, 2022.  12  2Q ‘22 Loan Originations  Loan Portfolio as of June 30, 2022  $232.1M

STRATEGIC PROGRAMS - UNIQUE AND DIFFERENTIATED BUSINESS MODEL SETS FINWISE APART

Business Line Differentiators

- Loan volume generated by origination service providers
- Strategic Program service providers serve as sub-servicers and perform typical primary servicing duties
- Each Strategic Program establishes a "reserve" deposit account with FinWise
- Extensive onboarding process and ongoing due diligence to confirm service providers adherence to compliance standards

Revenue Model / Opportunities

- Interest Income HFS
- Interest Income HFI
- Minimum program fees
- Other Fees

2Q '22 Strategic Program Loans on Balance Sheet



Retained (HFI)
Held-For-Sale (HFS)
53.5%
$59.1M
46.5%

Historical Strategic Program Fees



Strategic Program Fees ($000s)
% of Noninterest Income
$3,942
$6,623
$6,221
48.3%
56.7%
73.8%
Q2 '21
Q1 '22
Q2 '22

Note: Q2 '21 financial data is as of or for the three-month period ending June 30, 2021; Q1 '22 financial data is as of or for the three-month period ending March 31, 2022; Q2 '22 financial data is as of or for the three-month period ending June 30, 2022

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 Strategy Leverages Unique Position as Originating Bank  14  Scalable Lending Partner Strategy Supports Risk Diversification and Profitability  Diverse Strategic Service Providers  Informs Strategy  Prime Consumer Programs  Subprime Consumer Programs  Commercial Programs  Future Deposit Programs  DEVELOP through other Channels  Originate and RETAIN  Originate and SELL Assets  Proprietary FinViewTM Analytic Platform

 15  2x  x  Time on Books (months) by Vintage  Data Informs Our Retention Decisions  Case Study – Cumulative charge-off curve by programs

 SBA 7(a) Lending Overview  Note: Q2 ‘21 financial data is as of or for the three-month period ending June 30, 2021; Q1 ‘22 financial data is as of or for the three-month period ending March 31, 2022; Q2 ‘22 financial data is as of or for the three-month period ending June 30, 2022  Gain on Sale of Loans and SBA Loan Servicing Fees  Revenue Model / Opportunities  Business Line Differentiators  16  Sell SBA guaranteed portions at premiums  Retain all servicing rights and   the unguaranteed portion  Potential to cross-sell SBA customers  Active participant in the PPP in 2020  (99% forgiven as of 2Q ‘22)  Experienced management team  Ability to analyze loan performance data  Loan processing structure and ability to leverage relationship with Business Funding Group, LLC  Strict underwriting, servicing and proactive collection policies

 Residential and Commercial Real Estate Lending Overview  17  Products Overview  Consumer and commercial lending and deposit taking  Construction lending with focus on single-family rental  Strategic Benefits  Significant source of deposits  Historically stable and strong profitability  Branch-based Consumer and Commercial Community Bank Offers Strategic Benefits to Broader FinWise Business Lines  Branch Map  Business Line Differentiators  Focus on building a core deposit base  All loans held on balance sheet  High-touch, relationship banking approach

 Point of Sale Lending Program Overview  18  Installment Loans Offer Growth Opportunities  Product   Merchant Details   Tech-Focus  Growth Opportunities   50+ merchants across 16 states (and growing)  Home improvement, spa, musical instruments and other  POS lending market is significant in size, presenting material upside for balance sheet expansion  Unsecured Installment Loans  Interest bearing and 0% Interest (3, 6, 12 or 24 months)  Strategic Goals   Support small business revenue growth  Profitably grow balance sheet  Mix of FinView™ and “off-the-shelf” technology solutions

 Historical track record of strong asset quality  Credit risk managed through combination of policy, data and pricing   Disciplined underwriting has delivered historical track record of strong asset quality  Allowance for Loan Losses / Total Loans was 4.6% as of June 30, 2022  Total Loans of $232.1M includes $46.8M of loans guaranteed by the SBA (20.1%) and $31.6M of Strategic Program HFS loans (13.6%)  $6.4M, or 60.8% of Total Allowance, allocated to Strategic Program loans as of June 30, 2022  Key Highlights  19  Note: Q2 ‘21 financial data is as of or for the three-month period ending June 30, 2021; Q1 ‘22 financial data is as of or for the three-month period ending March 31, 2022; Q2 ‘22 financial data is as of or for the three-month period ending June 30, 2022  Allowance for Loan Losses and Nonperforming Loans / Total Loans   Net Chargeoffs by Line of Business

 Significant Earnings  Note: “Tangible book value per share” is defined as book value per share less goodwill and other intangible assets, divided by the outstanding number of common shares at the end of each period. The most directly comparable GAAP financial measure is book value per share. We had no goodwill or other intangible assets as of any of the dates indicated. We have not considered loan servicing rights as an intangible asset for purposes of this calculation. As a result, tangible book value per share is the same as book value per share as of each of the dates indicated. Please see Appendix for non-GAAP to GAAP reconciliations. Q2 ‘21 financial data is as of or for the three-month period ending June 30, 2021; Q1 ‘22 financial data is as of or for the three-month period ending March 31, 2022; Q2 ‘22 financial data is as of or for the three-month period ending June 30, 2022  Tangible Book Value Per Share (Non-GAAP)  Net Income ($M)  20  Material earnings driven by revenue diversification via substantial increases in earning assets and origination volumes  History of significant, consistent tangible book value per share growth

 Significant Balance Sheet Growth  Note: Q2 ‘21 financial data is as of or for the three-month period ending June 30, 2021; Q1 ‘22 financial data is as of or for the three-month period ending March 31, 2022; Q2 ‘22 financial data is as of or for the three-month period ending June 30, 2022  Total Deposits ($M)  Total Loans Outstanding Ex. PPP ($M)  Total Assets Ex. PPP ($M)  Total Loan Originations ($M)   21

 Deposit Base  22  Core Deposit Strategy Commentary  Branch Deposits  Significant source of deposits  Strategic Program Deposits  Reserve Accounts – historically highly correlated to origination volume  Operating Accounts  SBA 7(a) Deposit Program and Other  Piloting a new deposit product targeting SBA 7(a) customers   Exploring additional opportunities

 Significantly Well-Capitalized  Note: Q2 ‘21 financial data is as of or for the three-month period ending June 30, 2021; Q1 ‘22 financial data is as of or for the three-month period ending March 31, 2022; Q2 ‘22 financial data is as of or for the three-month period ending June 30, 2022; FinWise Bank has elected to opt into the Community Bank Leverage Ratio framework starting in 2020  23  FinWise Bancorp and FinWise   Bank have consistently maintained regulatory capital ratios significantly above the federal “well-capitalized”   regulatory standards

 Highly Regarded Platform  24  Selected Rankings  2021  #1 best-performing between $300M - $1B  2021  #2 best-performing under $2B

 Key Investment Highlights  25  Disciplined underwriting and compliance infrastructure  Highly-profitable fintech lending model with compelling growth rates  Proprietary FinView™ Analytics Platform developed to enhance the gathering and interpretation of customer performance data  Diverse, scalable revenue stream in business lines with attractive market opportunities  Historically stable, relatively low-cost core deposits positioned to fund future growth  Seasoned management team with a proven track record  Unique bank that closely integrates with fintech lending platforms

 Appendix

 Non-GAAP to GAAP Reconciliation  27  Tangible Shareholders’ Equity and Tangible Book Value Per Share  Efficiency Ratio  Note: “Tangible shareholders’ equity” is defined as total shareholders’ equity less goodwill and other intangible assets. The most directly comparable GAAP financial measure is total shareholders’ equity. We had no goodwill or other intangible assets as of any of the dates indicated. We have not considered loan servicing rights as an intangible asset for purposes of this calculation. As a result, tangible shareholders’ equity is the same as total shareholders’ equity as of each of the dates indicated. Note: “Efficiency ratio” is defined as total noninterest expense divided by the sum of net interest income and noninterest income. We believe this measure is important as an indicator of productivity because it shows the amount of revenue generated for each dollar spent

FinView™ Analytics Platform: Buildout Drives Continued Scale

- **2017: Began using API to connect with Strategic Program service providers**
- **2018: FinView™ used to analyze retention of selected Strategic Program loans**
- **2020: Enhanced enterprise data warehouse to more efficiently capture loan origination and servicing data**
- **2021: Continued build out of FinView's™ business analytics module; building an updated version of its API**



2016
Strategic Program Service Providers: 1
2017
API v1
Strategic Program Service Providers: 4
2018
Manual credit insights
API v1
Strategic Program Service Providers: 7
2019
Manual credit insights
API v1
Strategic Program Service Providers: 9
2020
Enterprise Data Warehouse
Manual credit insights
API v1
Strategic Program Service Providers: 8
2021
Start Development API v2
Enterprise Data Warehouse
Manual credit insights
API v1
Strategic Program Service Providers: 11+
2022+
Machine Learning and AI
Business Intelligence Analytics
Continued Development API v2
Enterprise Data Warehouse
Manual credit insights
API v1
Strategic Program Service Providers: 11+

The compilation of millions of loan origination and servicing data points creates deep insights that drive more informed decision-making across asset classes, and enables more efficient product launches

Near-term strategic priority; timing of product development dependent on a number of factors, including timing for new hires

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